Supplement Dated March 5, 2012
To The Prospectus For

PERSPECTIVE REWARDS®

FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY

Issued By
Jackson National Life Insurance Company of New York® and through
JNLNY Separate Account I

This supplement updates the above-referenced prospectus.  Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 30313, Lansing, Michigan, 48909-7813; 1-800-599-5651; www.jackson.com.

Effective March 5, 2012, Guaranteed Minimum Withdrawal Benefits (GMWBs) currently available under the Contract may be added to the Contract after the Issue Date on any Contract Anniversary by eligible existing Contract Owners.  The GMWBs currently available are: SafeGuard Max; AutoGuard 5; AutoGuard 6; LifeGuard Freedom 6 Net; LifeGuard Freedom 6 Net with Joint Option; LifeGuard Freedom Flex; and LifeGuard Freedom Flex with Joint Option.  To be eligible to elect a GMWB after the Issue Date, a Contract Owner must have purchased the Contract on or after September 28, 2009 with an application revision date of 09/09 or later; must not have any existing GMWB; and must meet any other conditions applicable to the specific GMWB that is to be elected.  To elect a GMWB after the Issue Date, we must receive a request in Good Order within 30 calendar days prior to the applicable Contract Anniversary. Please refer to the prospectus for additional information, including how the Guaranteed Withdrawal Balance (GWB) is calculated when a GMWB is added after the Issue Date. In addition, with regard to the SafeGuard Max GMWB, please note that if this GMWB is added after the Issue Date, the initial GWB will equal the Contract Value on the applicable Contract Anniversary, less the recapture charge on any Contract Enhancement.

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(To be used with NMV2731 05/11.)

NMV8703NY 02/12